Exhibit 99.1

SIXTH AMENDMENT TO POST-PETITION CREDIT AGREEMENT

          This SIXTH AMENDMENT TO POST-PETITION CREDIT AGREEMENT, dated as of November 19, 2004 (this "Amendment"), is made among WESTPOINT STEVENS INC., a Delaware corporation and Chapter 11 debtor-in-possession ("WPS"), WESTPOINT STEVENS INC. I, a Delaware corporation and Chapter 11 debtor-in-possession ("WPSI"), J. P. STEVENS & CO., INC., a Delaware corporation and Chapter 11 debtor-in-possession ("JPS"), J. P. STEVENS ENTERPRISES, INC., a Delaware corporation and Chapter 11 debtor-in-possession ("JPSE"), and WESTPOINT STEVENS STORES INC., a Georgia corporation and Chapter 11 debtor-in-possession ("WPSS") (WPS, WPSI, JPS, JPSE and WPSS each is referred to hereinafter as a "Borrower" and collectively as the "Borrowers"), the financial institutions from time to time parties to the Credit Agreement (as hereinafter defined) (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BANK OF AMERICA, N.A., in its capacity as administrative and collateral agent for the Lenders (together with its successors in such capacity, the "Administrative Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as syndication agent for the Lenders (in such capacity, the "Syndication Agent" and collectively with Administrative Agent, the "Agents").

Recitals:

          Borrowers, Lenders and Agents are parties to a certain Post-Petition Credit Agreement dated as of June 2, 2003, as amended by a First Amendment to Post-Petition Credit Agreement dated as of June 26, 2003, a Second Amendment to Post-Petition Credit Agreement, a Third Amendment to Post-Petition Credit Agreement and First Amendment to Security Agreement dated as of September 25, 2003, a Fourth Amendment to Post-Petition Credit Agreement dated as of May 21, 2004 and an Amended and Restated Fifth Amendment to Post-Petition Credit Agreement dated as of July 2, 2004 (as so amended, the "Credit Agreement"), pursuant to which Lenders have made certain revolving credit loans to and issued various letters of credit for Borrowers

          The parties desire to amend the Credit Agreement as hereinafter set forth.

          NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) By adding to Annex A of the Credit Agreement the following new definitions of "2004 Restructuring Plan" and "2004 Plant Shutdown Costs" in appropriate alphabetical order:

"2004 Restructuring Plan" means the restructuring plan presented to the Lenders on or about November 10, 2004.

          "2004 Plant Shutdown Costs" means the following non-recurring charges, more specifically described in the 2004 Restructuring Plan, in an aggregate amount not to exceed $226,799,000 ($145,151,360 after tax), that are incurred, accrued or reserved by the Borrowers or their consolidated Subsidiaries during Fiscal Years 2004 through 2007 in connection with the closing and consolidation of certain facilities: (i) direct inventory write-offs and/or related increases in inventory reserves; (ii) write-offs of fixed assets and non-capitalized relocation charges; (iii) write-offs of intangibles related to impaired assets; and (iv) without duplication, relocation, severance, unabsorbed overhead and other related costs.

                       (b)        By deleting from Annex A to the Credit Agreement in its entirety the definitions of "Adjusted Net Earnings from Operations", "Cash Dominion Cure Date" and "Cash Dominion Date" and by substituting in lieu thereof the following:

            "Adjusted Net Earnings from Operations" means, with respect to any specified fiscal period, the net income of the Borrowers and their Subsidiaries on a consolidated basis for such fiscal period after provision for income taxes, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by a Borrower or Subsidiary in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person in which a Borrower or Subsidiary has an ownership interest unless (and only to the extent) such earnings shall actually have been received by such Borrower or Subsidiary in the form of cash distributions; (e) earnings of any Person to which assets of a Borrower or Subsidiary shall have been sold, transferred or disposed of, or into which such Borrower or Subsidiary shall have been merged, or which has been a party with such Borrower or Subsidiary to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of debt or equity securities of a Borrower or Subsidiary or from cancellation or forgiveness of Debt; (g) gain or loss arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction; (h) without duplication, Plant Shutdown Costs (to the extent such costs do not exceed the amount set forth in the definition of such term); (i) without duplication, 2003 Plant Shutdown Costs (to the extent such costs do not exceed the amount set forth in the definition of such term); (j) without duplication, 2004 Plant Shutdown Costs (to the extent such costs do not exceed the amount set forth in the definition of such term); and (k) the Chapter 11 Expenses.

            "Cash Dominion Cure Date" means (a) on and before December 31, 2004, the first date after the occurrence of a Cash Dominion Date on which Availability is at least $75,000,000 and no Event of Default exists; and (b) on on and after January 1, 2005, the first date after the occurrence of a Cash Dominion Date on which Availability is at least $60,000,000 and no Event of Default exists.

            "Cash Dominion Date" means (a) on and before December 31, 2004, the soonest to occur of the following: (i) the occurrence of an Event of Default under this Agreement, (ii) Availability on any date after the Final Financing Order has been entered by the Court is less than $50,000,000, and (iii) Availability on any date after the Final Financing Order has been entered by the Court is less than $75,000,000 and there is no day during the period of twenty (20) days immediately following such date on which Availability is at least $75,000,000; and (b) on and after January 1, 2005, the earliest date on which an Event of Default occurs or exists under the Agreement.

(c) By deleting Sections 7.23 and 7.24 in their entirety from the Credit Agreement and by substituting in lieu thereof the following new Sections 7.23 and 7.24:

7.23 EBITDA. Borrowers and their Subsidiaries, on a consolidated basis, shall achieve EBITDA of not less than the amount set forth below for the period corresponding thereto:

Period	EBITDA

For the period of four (4) consecutive Fiscal Quarters ending on the last day of Fiscal Month: June, 2004	$95,000,000

September, 2004	$86,000,000

December, 2004	$80,000,000

For the period of 12 consecutive Fiscal Months ending on the last day of Fiscal Month: January, 2005	$70,000,000

February, 2005	$70,000,000

March, 2005	$70,000,000

April, 2005	$70,000,000

May, 2005	$70,000,000

	7.24 Minimum Availability.

(a) The following covenants regarding Availability shall be effective during the period beginning July 2, 2004 through and including December 31, 2004:

                                   (i)          Except as otherwise provided in Section 7.24(a)(ii) hereof, the Borrowers and their Subsidiaries, on a consolidated basis, shall maintain Availability at all times of not less than $75,000,000; provided, however, if no Default or Event of Default exists, Borrowers shall be permitted to maintain Availability of less than $75,000,000, but not less than $60,000,000, for up to five (5) Business Days in any calendar month.

                                   (ii)          If EBITDA of the Borrowers and their Subsidiaries, on a consolidated basis, for the period of twelve (12) consecutive Fiscal Months ending on the last day of a Fiscal Month specified below, is less than the amount set forth below opposite such Fiscal Month, then the Borrowers shall be required to have Availability at all times during the next Availability Test Period of at least the minimum Availability amount set forth below. For the purposes of this Section 7.24(a), (A) "Availability Test Period" shall mean, for any Fiscal Month, a period that begins on the sooner to occur of the date that the consolidated monthly Financial Statements of the Borrowers and their consolidated Subsidiaries for such Fiscal Month are required to be delivered pursuant to Section 5.2(b) hereof or the date such Financial Statements actually are delivered and ending on the sooner to occur of the date that the consolidated monthly Financial Statements for the Borrowers and their consolidated Subsidiaries for the next succeeding Fiscal Month are required to be delivered pursuant to Section 5.2(b) hereof or the date such Financial Statements actually are delivered; and (B) the first Availability Test Period shall be for Fiscal Month June 2004.

Period (for the twelve (12) consecutive Fiscal Months ending on the last day of Fiscal Month):	EBITDA (if EBITDA is less than):	Minimum Availability (then Availability at all times during the next Availability Test Period shall be at least):

June, 2004	$109,000,000	$75,000,000

July, 2004	$105,000,000	$75,000,000

August, 2004	$104,000,000	$75,000,000

September, 2004	$98,000,000	$80,000,000

October, 2004	$94,000,000	$80,000,000

November, 2004	$95,000,000	$80,000,000

(b) At all times on and after January 1, 2005, Borrowers and their Subsidiaries, on a consolidated basis, shall maintain Availability of not less than $60,000,000.

(d) By deleting Section 7.34 from the Credit Agreement in its entirety and by substituting in lieu thereof the following new Section 7.34:

          7.34     Shutdown Costs. The Borrowers shall not incur (a) after the Petition Date, any Plant Shutdown Costs, in cash, in an aggregate amount in excess of $8,500,000, (b) any 2003 Plant Shutdown Costs, in cash, in an aggregate amount in excess of $28,737,000, or (c) any 2004 Plant Shutdown Costs, in cash, in an aggregate amount in excess of $88,000,000.

          3.        Ratification and Reaffirmation.  Borrowers hereby ratify and reaffirm the Obligations, each of the DIP Financing Documents and all of Borrowers' covenants, duties, indebtedness and liabilities under the DIP Financing Documents.

          4.          Representations and Warranties.  Borrowers represent and warrant to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrowers and this Amendment has been duly executed and delivered by Borrowers; and all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof.

          5.          Amendment Fee; Expenses of Administrative Agent.  In consideration of the Agents' and the Lenders' willingness to enter into this Amendment and modify the terms of the Loan Agreement as set forth herein, Borrowers jointly and severally agree to pay to the Administrative Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an amendment fee in the amount of $450,000 in immediately available funds on the date of entry by the Court of an order approving the terms of this Amendment, which fee is earned on the date hereof and is not subject to refund or rebate of any kind whatsoever. Additionally, the Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and effectiveness of this Amendment and any other documents or instruments executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of the Administrative Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

          6.          Effectiveness.  This Amendment shall become effective as of the date first written above upon entry by the Court of an order approving the terms of this Amendment and upon receipt by the Administrative Agent of (a) the amendment fee described in Section 5 hereof, and (b) the following documents, each of which shall be in form and substance satisfactory to the Administrative Agent and the Majority Lenders:

(i) a fully-executed original counterpart of a certificate regarding restructuring plans, together with attachments thereto, in the form attached hereto as Exhibit A;

(ii) at least 12 original counterparts of this Amendment, duly executed and delivered by the Borrowers, the Majority Lenders and the Administrative Agent; and

                       (iii)      a copy of each Borrower's resolutions, certified as true and complete by the corporate secretary or assistant secretary of such Borrower, which resolutions shall authorize such Borrower's execution, delivery and performance of its obligations under this Amendment and each amendment to the Credit Agreement heretofore executed and delivered by the Borrowers.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

8. Court Approval. Each of the parties hereby agrees to pursue diligently and promptly Court approval of this Amendment.

          9.          No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other DIP Financing Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction.

         10.         Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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         IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.

BORROWERS: WESTPOINT STEVENS INC. WESTPOINT STEVENS INC. I J.P. STEVENS & CO., INC. J.P. STEVENS ENTERPRISES, INC. WESTPOINT STEVENS STORES INC. By: /s/ Thomas M. Lane

      Name:  Thomas M. Lane
      Title:  Senior Vice President and Treasurer of
WestPoint Stevens Inc., and Vice President and
Treasurer of WestPoint Stevens Inc. I, J.P. Stevens
& Co., Inc., J.P. Stevens Enterprises, Inc. and
WestPoint Stevens Stores Inc.

AGENTS: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Sherry Lail

Name: Sherry Lail Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent By: /s/ Katherine A. Harkness

Name: Katherine A. Harkness Title: Director

LENDERS: BANK OF AMERICA, N.A. By: /s/ Sherry Lail

Name: Sherry Lail Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ Katherine A. Harkness

Name: Katherine A. Harkness Title: Director

WEBSTER BUSINESS CREDIT CORPORATION (f/k/a Whitehall Business Credit Corporation) By: /s/ Alan F. McKay

Name: Alan F. McKay Title: Vice President

PNC BANK, NATIONAL ASSOCIATION By: /s/ Scott Goldstein

Name: Scott Goldstein Title: Vice President

LOAN FUNDING IV LLC By: /s/ Todd Travers

Name: Todd Travers Title: Senior Portfolio Manager Highland Capital Management, L.P.

WELLS FARGO FOOTHILL, LLC By: /s/ Maged Ghebrial

Name: Maged Ghebrial Title: Vice President

THE CIT GROUP/COMMERCIAL SERVICES, INC. By: /s/ Timothy E. Cropper

Name: Timothy E. Cropper Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION By: /s/ W. Jerome McDermott

Name: W. Jerome McDermott Title: Duly Authorized Signatory

AMSOUTH BANK By: /s/ Frank D. Marsicano

Name: Frank D. Marsicano Title: Attorney-in-Fact